FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK ("First Ameritas")

                  FIRST AMERITAS VARIABLE LIFE SEPARATE ACCOUNT
                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                              ("Separate Accounts")

                                  Supplement to
                OVERTURE ENCORE! II and Overture Annuity III-Plus
                         Prospectuses Dated May 1, 2003

                       Supplement Dated November 12, 2008


This supplement amends certain information related to the above-referenced prospectuses for the policies with the same names. Please keep this supplement together with your prospectus for future reference.

First Ameritas has been advised that the Board of Directors of the Calvert Variable Series, Inc. (the "Calvert Fund") has approved in principle the merger of the following portfolios:

         ---------------------------------------------------------------------
                       Fund                                Fund
          Merging Portfolio                   Acquiring Portfolio
         ---------------------------------------------------------------------
            Calvert Variable Series, Inc.*      Summit Mutual Funds, Inc.*
         ---------------------------------------------------------------------
          Ameritas Index 500 Portfolio        Summit S&P 500 Index Portfolio
         ---------------------------------------------------------------------

     * These funds and their investment advisers are part of the UNIFI Mutual Holding Company, the ultimate parent of First Ameritas.

Completion of the merger is subject to a number of conditions, including approval by shareholders of the Ameritas Index 500 Portfolio. If approved, the merger is scheduled to take place on or about December 12, 2008. We will notify you if the merger does not go forward on or about December 12, 2008.

If the merger is approved, immediately following the merger, we will make the following changes to the administration of the policies:

o Any instructions that you have in effect with respect to the subaccount that invests in the Merging Portfolio will be treated as instructions with respect to a subaccount that invests in the Acquiring Portfolio. Such instructions would include, for example, instructions concerning charges under your policy, and instructions for automatic transactions, such as periodic withdrawals, or portfolio rebalancing. However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the prospectus.

o As a reminder, effective July 26, 2004, the Ameritas Index 500 subaccount was discontinued as a current investment option under the Policy and was no longer available for new investments. Because the Acquiring Portfolio replaces a subaccount that has been discontinued, it will also be considered a discontinued subaccount. If investments are transferred out of the discontinued subaccount, reinvestment in the discontinued subaccount is not an option.


First Ameritas has also been advised that the Board of Directors of the Summit Mutual Funds, Inc., Summit Pinnacle Series (the "Summit Fund") recommends, also subject to shareholder approval, that on or about December 12, 2008, the Summit Fund will change its investment adviser to Calvert Asset Management Company, Inc. ("CAMCO") and that CAMCO will enter into a sub-advisory agreement with Summit Investment Partners, Inc. ("Summit") for the Summit S&P 500 Index Portfolio.

Also, at the close of business on December 12, 2008, Calvert Distributors, Inc. ("CDI") will replace Ameritas Investment Corp. as the underwriter for the Summit Mutual Funds, Inc., Summit Pinnacle Series.

The Calvert Fund, Summit Fund, CAMCO, Summit, and CDI are part of the UNIFI Mutual Holding Company, the ultimate parent of First Ameritas.


Please see the supplement dated September 15, 2008 provided by the Calvert Variable Series, Inc. for more information about the portfolio merger. Also see the Summit Mutual Fund, Inc. prospectus for information about the Acquiring Portfolio's investment objectives, restrictions and other important information. On request, we will provide you with an additional copy of a fund prospectus or supplement. In addition, if you are invested in the subaccount currently investing in the Merged Portfolio on the record date for the merger you will be receiving a proxy statement and request for voting instructions from us.

All other provisions of your policy remain as stated in your policy and prospectus, as previously amended.

     This supplement should be retained with the current prospectus for your variable policy issued by First Ameritas Life Insurance Corp. of New York.

             If you do not have a current prospectus, please contact
                       First Ameritas at 1-800-745-1112.